UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2005
                                                           -------------

                      In Veritas Medical Diagnostics, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


       Colorado                      000-49972                   84-15719760
----------------------------     -------------------------    -----------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


  The Green House, Beechwood Business Park, North, Inverness, Scotland IV2 3BL
  ----------------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

               Registrant's telephone number, including area code:
                               011-44-1463-667347
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                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

We are filing this Current Report on Form 8-K as a result of the Company's Chief Executive Officer, Chief Financial Officer, and independent registered public accounting firm having determined, on July 21, 2005, that the Company should take action to prevent future reliance on previously issued financial statements for its Annual Report on Form 10-KSB for the period ended July 31, 2004 pursuant to Item 4.02 of Form 8-K. As a result, we have restated our consolidated financial statements for the year ended July 31, 2004.

The Company and its independent registered public accounting firm made this determination in response to an SEC Comment letter dated June 30, 2005 issued in connection with the Company's Annual Report on Forms 10-KSB and 10-KSB/A for the period ended July 31, 2004, and Quarterly Report on Forms 10-QSB and 10-QSB/A for the period ended October 31, 2004, and pursuant to telephonic communication between the Company, its advisors and the SEC.

In addition, we are filing a letter from our independent registered public accounting firm as Exhibit 99.1 in accordance with the requirements of Item 4.02(c) of Form 8-K.

During our fiscal years ended July 31, 2001, July 31, 2002, July 31, 2003 and July 31, 2004, we received advances from Westek Limited, a principal shareholder and related party, totaling $4,205,352 and we repaid Westek Limited a total of $375,054. In July 2004, Westek Limited agreed to release us from a portion of the accumulated advances in exchange for a non-interest bearing promissory note totaling $1,800,000 which is payable in full by September 30, 2006.

The indebtedness to Westek Limited was originally recorded as a liability. As a result, we realized a gain on debt extinguishments of $2,030,298 in our consolidated financial statements for the year ended July 31, 2004. This restatement reclassifies the advances by Westek Limited as capital contributions. As a result, the following items have been affected:

o Additional paid in capital has been increased from $982,062 to $3,012,360, representing the amount of the advances made by Westek Limited.*
o Deficit accumulated during development stage has increased from negative $2,425,484 to negative $4,455,782, representing the amount of the advances made by Westek Limited, net of the $1,800,000 note.*
o Gain from extinguishment of debt has been reduced from $2,030,298 to zero, representing the amount of the advances made by Westek Limited, net of the $1,800,000 note.*
o    Net income (loss) has been reduced by $2,033,299 to negative $1,016,972.*
o Basic and diluted income (loss) per share has decreased by $.018 per share to negative $.09 per share.*
o The Consolidated Statement of Changes in Shareholders' Deficit has been adjusted to reflect the reclassification of the advances by Westek Limited as capital contributions.*
o    Certain adjustments were made to Notes 1,2,3,4,5,6 and 9.*

* The above referenced adjustments are measured in relation to the Company's February 23, 2005 restatement.

The following tables show the effect of the restatements on the Company's Balance Sheet and Statement of Operations from the February 23, 2005 restatement and this restatement:


Balance Sheet                                      As Reported   As Restated    As Restated
                                                   1/25/05       2/23/05        7/28/05
                                                   -----------   -----------    -----------
Shareholder's deficit:

Additional paid in capital .....................    1,013,786       982,062     3,012,360
Deficit accumulated during the development stage   (2,707,267)   (2,425,484)   (4,455,782)
Total shareholders' deficit ....................   (2,252,450)   (2,002,391)   (2,002,392)



Statement of Operations                            As Reported   As Restated    As Restated
                                                   1/25/05       2/23/05        7/28/05
                                                   -----------   -----------    -----------

General and administrative .....................    1,190,086     1,190,086     1,193,087
Loss before other income .......................   (1,013,971)   (1,013,971)   (1,016,972)

Gain from extinguishments of debt ..............    1,748,515     2,030,298          --
Net income (loss) ..............................      734,544     1,016,327    (1,016,972)

Basic and diluted income (loss) per share ......            0             0            (0)


The new financial statements which should be relied upon will be contained in a Form 10-KSB/A for the year ended July 31, 2004, to be filed concurrently with the filing of this Current Report on Form 8-K.

Complete Description

The foregoing description of the new financial statements is not a complete summary. You are urged to read the complete document on Form 10-KSB/A for the year ended July 31, 2004, copies of which is being filed concurrently with the filing of this Current Report on Form 8-K/A and which can be found on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits



Exhibit Number                    Description
------------------- ------------------------------------------------------------
99.1                Letter from Cordovano and Honeck LLP dated as of August 12,
                    2005.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

In Veritas Medical Diagnostics, Inc.





Date: August 15, 2005                                    /s/ John Fuller
                                                         ------------------
                                                         John Fuller
                                                         Chief Executive Officer